UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2024

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b)   Voting Results.

At the 2024 annual meeting of shareholders of First United Corporation (the “Corporation”) held on May 9, 2024, the shareholders voted on the four proposals set forth below. These proposals were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below. For purpose of simplification, fractional votes have been omitted and voting numbers have been rounded to the nearest whole share.

Proposal 1 – Election of 11 directors to serve on the Corporation’s Board of Directors (the “Board”), each until the 2025 annual meeting of shareholders and until his or her successor is duly elected and qualified.

	For	Withheld	Abstain	Broker Non-Votes
John F. Barr	3,598,824	188,867	28,919	1,267,237
Brian R. Boal	3,479,041	318,189	19,379	1,267,237
Sanu B. Chadha	3,534,810	215,577	66,222	1,267,237
Christy M. DiPietro	3,544,372	243,165	29,072	1,267,237
Kevin R. Hessler	3,491,036	281,291	44,283	1,267,237
Patricia A. Milon	3,543,507	242,535	30,568	1,267,237
Beth E. Moran	3,604,977	192,366	19,267	1,267,237
Carissa L. Rodeheaver	3,571,937	235,679	8,994	1,267,237
I. Robert Rudy	3,561,543	236,185	18,882	1,267,237
Marisa A. Shockley	3,566,939	221,812	27,859	1,267,237
H. Andrew Walls, III	3,571,204	196,714	48,691	1,267,237

Proposal 2 – Reduce the votes required to approve certain shareholder actions, from two-thirds of all votes entitled to be cast on the matter to a majority of all votes entitled to be cast on the matter.

For	Against	Abstain	Broker Non-Votes
3,532,785	208,333	75,492	1,267,237

Proposal 3 – Adoption of advisory resolution approving the compensation paid to the Corporation’s named executive officers for 2023:

For	Against	Abstain	Broker Non-Votes
3,491,322	234,313	90,975	1,267,237

Proposal 4 – Ratification of the appointment of Crowe LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstain	Broker Non-Votes
5,044,211	25,510	14,126	0

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

104	Cover page interactive data file (embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: May 10, 2024	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO